                            SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_]  Confidential, for Use of the
[_]  Preliminary Proxy Statement               Commission Only (as Permitted
                                               by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               SNOWBALL.COM, INC.
              --------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

              --------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:
      ________________________________________________________________________

  (2) Aggregate number of securities to which transaction applies:
      ________________________________________________________________________

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      ________________________________________________________________________

  (4) Proposed maximum aggregate value of transaction:
      ________________________________________________________________________

  (5) Total fee paid:
      ________________________________________________________________________

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:
      ________________________________________________________________________

  (2) Form, Schedule or Registration Statement No.:
      ________________________________________________________________________

  (3) Filing Party:
      ________________________________________________________________________

  (4) Date Filed:
      ________________________________________________________________________

                           [SNOWBALL.COM, INC. LOGO]

                             February 21, 2001

To Our Stockholders:

   You are cordially invited to attend a Special Meeting of Stockholders of Snowball.com, Inc., to be held at the Marriott Courtyard, 1300 Veterans Boulevard, South San Francisco, California 94080, on March 5, 2001 at 9:00 a.m., Pacific time.

   The only matter that we expect to be acted upon at the meeting is the proposed reverse stock split described in the following Notice of Special Meeting of Stockholders and Proxy Statement.

   It is important that you use this opportunity to take part in the affairs of Snowball.com, Inc. by voting on the business to come before this meeting. Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope prior to the meeting, so that your shares will be represented at the meeting. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

   We hope to see you at the meeting.

                                          Sincerely,

                                          /s/ Mark A. Jung
                                          ----------------------
                                          Mark A. Jung
                                          Chief Executive Officer

                               SNOWBALL.COM, INC.

                            3240 Bayshore Boulevard
                           Brisbane, California 94005

                               ----------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                               ----------------

To Our Stockholders:

   NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Snowball.com, Inc. will be held at the Marriott Courtyard, 1300 Veterans Boulevard, South San Francisco, California, on March 5, 2001, at 9:00 a.m. Pacific time, for the following purpose:

  1. To consider and vote upon a proposed amendment to Snowball's Amended and Restated Certificate of Incorporation to effect a reverse stock split of Snowball's issued and outstanding common stock, $0.001 par value per share, whereby each three (3) shares of common stock issued as of the effective date of the reverse split will be converted into one (1) share of common stock, $0.001 par value per share, and in connection therewith to effect a proportionate reduction in Snowball's stated capital.

   The foregoing item of business is more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on February 8, 2001 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/ Mark A. Jung
                                          --------------------------
                                          Mark A. Jung
                                          Chief Executive Officer

Brisbane, California

February 21, 2001


    Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares will be represented at the meeting.

                               SNOWBALL.COM, INC.

                            3240 Bayshore Boulevard
                           Brisbane, California 94005

                               ----------------

                                PROXY STATEMENT

                               ----------------

                             February 21, 2001

   The accompanying proxy is solicited on behalf of the Board of Directors of Snowball.com, Inc., a Delaware corporation (the "Company" or "Snowball"), for use at a Special Meeting of Stockholders of the Company to be held at the Marriott Courtyard, 1300 Veterans Boulevard, South San Francisco, California, on March 5, 2001 at 9:00 a.m., Pacific time (the "Meeting"). It is intended that this Proxy Statement and the accompanying form of proxy will first be mailed to stockholders on or about February 22, 2001.

Record Date; Quorum

   Only holders of record of our common stock at the close of business on February 8, 2001 (the "Record Date") will be entitled to vote at the Meeting. The presence at the Meeting (in person or by proxy) of a majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business. At the close of business on the Record Date, we had 36,487,733 shares of common stock outstanding and entitled to vote.

Voting Rights; Required Vote

   Holders of our common stock are entitled to one vote for each share held as of the Record Date. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), then those shares will not be considered present and entitled to vote with respect to that matter, although they will be counted in determining whether or not a quorum is present at the Meeting. All votes will be tabulated by the inspector of elections appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes on each proposal.

   Approval of Proposal No. 1 requires the affirmative vote of a majority of the shares of the Company's outstanding common stock. Abstentions and broker non-votes will be counted towards a quorum and have the same effect as negative votes with regard to this proposal.

Voting of Proxies

   The proxy accompanying this Proxy Statement is solicited on behalf of the Board of Directors of Snowball (the "Board") for use at the Meeting. Please complete, date and sign the accompanying proxy card and promptly return it in the enclosed envelope or otherwise mail it to Snowball. All signed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein; however, returned signed proxies that give no instructions as to how they should be voted on a particular proposal at the Meeting will be counted as votes "for" such proposal.

   In the event that sufficient votes in favor of the proposals are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Meeting.

   We will pay our expenses of soliciting proxies to be voted at the Meeting. Following the original mailing of the proxies and other soliciting materials, we and our agents may also solicit proxies by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

Revocability of Proxies

   Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to us stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting prior to the vote, or by attendance at the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming such stockholder's beneficial ownership of the shares and that such broker, bank or other nominee is not voting such shares at the Meeting. Any written notice of revocation or subsequent proxy should be mailed to Snowball.com, Inc., 3240 Bayshore Boulevard, Brisbane, California 94005,
Attention: Secretary, or hand delivered to the Secretary of the Company at or before the taking of the vote at the Meeting.

                                 PROPOSAL NO. 1

                                  AMENDMENT OF
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                 TO EFFECT A ONE-FOR-THREE REVERSE STOCK SPLIT

   The Board has approved, subject to stockholder approval, a proposed amendment of the Company's Amended and Restated Certificate of Incorporation (the"Amendment") which will effect a one-for-three reverse stock split (the "Reverse Split") of the Company's issued and outstanding shares of common stock. The complete text of the Amendment is set forth as Exhibit "A" to this Proxy Statement.

   If the Reverse Split is approved by the requisite vote of the Company's stockholders, the Reverse Split will be effective upon the close of business on the date of filing of the Amendment with the Delaware Secretary of State and each certificate representing shares of common stock outstanding immediately prior to the Reverse Split (the "Old Shares") will be deemed automatically without any action on the part of the stockholders to represent one-third the number of shares of common stock after the Reverse Split (the "New Shares").

   No fractional New Shares will be issued as a result of the Reverse Split. In lieu thereof, each stockholder whose Old Shares are not evenly divisible by three will be entitled to receive a whole New Share for any fractional share at no additional cost. The number of New Shares to be issued in connection with rounding up such fractional interests is not expected by management of the Company to be material. After the Reverse Split becomes effective, stockholders of record will be requested to surrender certificates representing the Old Shares in accordance with the procedures set forth in a letter of transmittal to be sent by the Company or the Company's transfer agent. Upon such surrender, a certificate representing the New Shares will be issued and forwarded to the stockholders. Until surrender, each certificate representing Old Shares will continue to be valid and represent New Shares equal to one-third the number of Old Shares.

   Persons who hold their shares in brokerage accounts or "street name" will not be required to take any further actions to effect the exchange of their certificates.

   The common stock issued pursuant to the Reverse Split will be fully paid and nonassessable. The voting and other rights that currently characterize the common stock will not be altered by the Reverse Split.

   Purposes of the Proposed Reverse Split. The Board believes that the Reverse Split is desirable for several reasons. The Company's common stock is currently listed on the Nasdaq National Market. In order for the common stock to continue to be listed on the Nasdaq National Market, the Company must satisfy various continued listing requirements established by Nasdaq. Among other things, persons other than officers, directors and 10% beneficial owners of the Company must hold shares of common stock having an aggregate value equal to at least $5.0 million, at least 400 persons must own at least 100 shares of common stock and the common stock must have a minimum bid price of at least $1.00 per share.

   The common stock had failed to maintain a minimum bid price of $1.00 per share over the 30 consecutive trading days ending January 8, 2001. If the Company is unable to demonstrate compliance with all of the continued listing requirements established by Nasdaq its stock could be delisted.

   The Board expects that the Reverse Split will achieve compliance with the minimum bid price requirement, at least initially. The decrease in the number of shares of common stock outstanding as a consequence of the proposed Reverse Split should increase the per share price of the common stock, which would enable the Company to maintain its listing on the Nasdaq National Market and may enhance the acceptability of the common stock by institutional investors, as well as the financial community and the investing public at large.

   Effect of the Reverse Split. The Reverse Split will be accomplished by filing the Amendment with the Delaware Secretary of State. Assuming approval of the Reverse Split by the requisite vote of the stockholders at the Meeting, the Amendment will be filed with the Delaware Secretary of State as promptly as practicable thereafter and the Reverse Split will become effective as of 5:00 p.m. Pacific time on the date of that filing (the "Reverse Split Effective Date"). After the Reverse Split, and without any further action on the part of the Company or the stockholders, certificates representing Old Shares will represent New Shares equal to one-third of the number of Old Shares.

   The Company currently has authorized capital stock of 100,000,000 shares of common stock and 5,000,000 shares of preferred stock. The Amendment will not reduce the number of authorized shares of common stock or of preferred stock.

   As of December 31, 2000, the number of issued and outstanding Old Shares was 37,569,697. The following table illustrates the principal effects of the proposed Reverse Split and decrease in outstanding common stock assuming no additional shares of common stock are issued prior to the Reverse Split Effective Date as a result of the exercise of any options or warrants:

                                                Prior to Proposed After Proposed
     Shares of Common Stock                       Reverse Split   Reverse Split
     ----------------------                     ----------------- --------------
     Authorized................................    100,000,000     100,000,000
     Outstanding...............................     37,569,697      12,523,233

   The Reverse Split also will effect a reduction in the aggregate number of shares of common stock reserved for issuance upon exercise of warrants, options and other rights to purchase the Company's common stock. Each outstanding warrant, option or other right will automatically become a warrant, option or right to purchase the number of shares subject to the warrant, option or right immediately prior to the Reverse Split divided by three, and the exercise price will be proportionately adjusted to reflect the Reverse Split. In addition, the shares available for issuance under the Company's stock option and stock purchase plans will be reduced to reflect the Reverse Split, and the other relevant terms and provisions of the Company's stock option and stock purchase plans will be appropriately adjusted.

   If adopted, the Amendment will not affect the $0.001 par value of the Company's common stock; however, an amount equal to the difference between the aggregate par value of the Old Shares and the aggregate par value of the New Shares will be transferred for financial accounting purposes from the Company's common stock account to the Company's additional paid-in capital account.

   The common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The common stock is admitted for trading on the Nasdaq National Market. The Reverse Split will not effect the registration of the common stock under the Exchange Act or its status as a Nasdaq National Market security.

   Federal Income Tax Consequences of the Reverse Split. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Split. However, the Company believes that because the Reverse Split is not part of a plan to increase periodically a stockholder's proportionate interest in the assets or earnings and profits of the Company, the Reverse Split will have the following effects. The receipt of New Shares in the Reverse Split should not result in any taxable gain or loss to stockholders for federal income tax purposes (except in the case of the portion of whole New Shares attributable to the rounding up to the nearest whole number of New Shares in lieu of fractional shares as described below). A stockholder's tax basis in any New Shares received as a result of the Reverse Split will be equal, in the aggregate, to his or her basis in the Old Shares, increased by the income or gain attributable to the rounding up to a whole number of shares as described herein. New Shares attributable to the rounding up to the nearest whole number of shares will be treated for tax purposes as if the fractional shares constitute a disproportionate dividend distribution. Such stockholders should generally recognize ordinary income to the extent of earnings and profits of the Company allocated to the portion of each New Share attributable to the rounding up process, and the remainder of the gain, if any, shall be treated as received from the exchange of property. For tax purposes, the holding period of the shares immediately prior to the effective date of the Reverse Split will be included in the holding period of the New Shares if the Old Shares were capital assets in the hands of such stockholder. The portion of the New Shares attributable to rounding up for fractional shares will have a holding period commencing on the Reverse Split Effective Date. The proposed Reverse Split will constitute a reorganization within the meaning of Section 368(1)(E) of the Internal Revenue Code of 1986, as amended, and the Company will not recognize any gain or loss as a result of the Reverse Split.

   Certificates and Fractional Shares. As soon as practicable after the Reverse Split Effective Date, the Company or its transfer agent, ChaseMellon Shareholder Services (the "Exchange Agent"), will send a letter of transmittal to each holder of record of Old Shares outstanding on the Reverse Split Effective Date. The letter of transmittal will contain instructions for the surrender of certificate(s) representing such Old Shares to the Exchange Agent. Upon proper completion and execution of the letter of transmittal and return thereof to the Exchange Agent, together with the certificate(s) representing Old Shares, a stockholder will be entitled to receive a certificate representing the number of New Shares into which his or her Old Shares have been converted as a result of the Reverse Split.

   Stockholders should not submit any certificates until requested to do so. No new certificate will be issued to a stockholder until he or she has surrendered his or her outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the Exchange Agent.

   No fractional shares of common stock will be issued and, in lieu thereof, stockholders holding a number of shares of common stock not evenly divisible by three upon surrender of their certificates representing the Old Shares, will receive a whole New Share in lieu of any fractional share of common stock.

   Miscellaneous. The Board may abandon the proposed Reverse Split at any time before or after the Meeting and prior to the Reverse Split Effective Date if for any reason the Board deems it advisable to abandon the proposal. The Board may consider abandoning the proposed Reverse Split if it determines, in its sole discretion, that the Reverse Split would adversely affect the ability of the Company to raise capital or the liquidity of the common stock, among other things. In addition, the Board may make any and all changes to the Amendment that it deems necessary to file the Amendment with the Delaware Secretary of State to give effect to the Reverse Split.

   No Appraisal Rights. Under Delaware law, stockholders of the Company are not entitled to appraisal rights with respect to the proposed Reverse Split.

Recommendation and Required Vote

   The affirmative vote of a majority of the outstanding shares of common stock is required to approve the Amendment. Abstentions and broker non-votes will be included in the number of shares present at the Meeting for the purpose of determining the presence of a quorum. However, abstentions and broker non-votes, while included in the determination of shares present at the Meeting for purposes of determining a quorum, will be counted as votes cast against approval of the amendment of the Certificate of Incorporation. The Board is of the opinion that the Amendment is advisable and in the best interests of the Company and recommends a vote FOR the approval of the Amendment. All proxies will be voted to approve the Amendment unless a contrary vote is indicated on the enclosed proxy card.

 The Board Unanimously Recommends that the Stockholders Vote "FOR" Approval of the Amendment to Effect a One-for-Three Reverse Stock Split, and Your Proxy
                 Will Be So Voted Unless You Specify Otherwise.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information with respect to the beneficial ownership of Snowball common stock, as of December 31, 2000, by: (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock; (ii) each director; (iii) our Chief Executive Officer and each of our four other most highly compensated executive officers serving at the end of the 2000 fiscal year; and (iv) all directors and executive officers as a group. The address of each person or entity listed is in care of Snowball.com, Inc., 3240 Bayshore Boulevard, Brisbane, California 94005, unless otherwise set forth below such person's or entity's name.

   The percentage of shares beneficially owned is based on 37,569,697 shares of common stock outstanding as of December 31, 2000. Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Unless indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of common stock subject to options and warrants that are currently exercisable or exercisable within 60 days of December 31, 2000 are deemed to be outstanding for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

                                              Shares   Shares Issuable
                                 Amount of  Subject to  Under Options
Name of Beneficial Owner and     Beneficial Repurchase   Exercisable
Address                          Ownership    Right    Within 60 Days  Percent
----------------------------     ---------- ---------- --------------- -------
Christopher Anderson (1) ....... 16,667,182         0             0     44.4%
 Imagine Media, Inc.
 150 North Hill Drive
 Brisbane, California 94005
Mark A. Jung (2)................  3,427,032   947,822       400,000      9.1
Michael Orsak (3)...............  1,688,984         0             0      4.5
 Worldview Technology Partners
 435 Tasso Street, Suite 120
 Palo Alto, California 94301
James R. Tolonen (4)............    853,678   225,001       300,000      2.3
Kenneth H. Keller (5)...........    649,504   236,250        75,000      1.7
Richard D. Boyce (6)............    601,135   333,319       200,000      1.6
Elizabeth G. Murphy (7).........    335,000   168,750        35,000        *
Teresa M. Crummett (8)..........    268,263   103,125        65,000        *
Richard A. LeFurgy (9)..........    156,945         0             0        *
Janette S. Chock (10)...........    167,500    85,730        20,000        *
Robert H. Reid (11).............    150,000    84,375             0        *
All 13 directors and executive
 officers as a group............ 25,294,115 2,246,326     1,177,500     67.3%

--------
  *  Less than 1% of the outstanding shares of common stock.

 (1) Based on Mr. Anderson's Initial Statement of Beneficial Ownership of Securities filed on Form 3 and subsequent Statements of Changes in Beneficial Ownership filed on Form 4 and Statement of Beneficial Ownership filed on Schedule 13G with the Securities and Exchange Commission indicating that Mr. Anderson has sole voting and dispositive power with respect to 14,914,643 shares of common stock and shares voting and dispositive power with respect to 1,752,539 shares of common stock held by Imagine Media, Inc. Mr. Anderson, one of our directors, is the President and a director of Imagine Media, Inc. Mr. Anderson disclaims beneficial ownership with respect to the shares held by Imagine Media, Inc., except to the extent of his pecuniary interest therein.

 (2) Based on Mr. Jung's Initial Statement of Beneficial Ownership of Securities filed on Form 3 and subsequent Statements of Changes in Beneficial Ownership filed on Form 4 with the Securities and Exchange Commission. Includes 100,000 shares of common stock held by Mr. Jung as Trustee of the

     Mark Jung Annuity Trust and 10,000 shares of common stock held by the Jung-Murdock Children's Trust U/A 11/23/93, Susan Murdock TTEE.

 (3) Based on Mr. Orsak's Initial Statement of Beneficial Ownership of Securities filed on Form 3 and subsequent Statements of Changes in Beneficial Ownership filed on Form 4 with the Securities and Exchange Commission. Represents 53,164 shares of common stock held by Worldview Strategic Partners II, L.P., 383,395 shares of common stock held by Worldview Technology International II, L.P., and 1,252,425 shares of common stock held by Worldview Technology Partners II, L.P. Mr. Orsak is a general partner of the Worldview Technology Partner entities. Mr. Orsak disclaims beneficial ownership of shares held by the Worldview Technology Partner entities except to the extent of his pecuniary interest in this venture capital firm.

 (4) Based on Mr. Tolonen's Initial Statement of Beneficial Ownership of Securities filed on Form 3 and subsequent Statements of Changes in Beneficial Ownership filed on Form 4 with the Securities and Exchange Commission. Includes 120,000 shares of common stock held by the James R. Tolonen and Ginger Tolonen Family Trust dated 9/26/96, Ginger and James Tolonen Trustees, and 30,000 shares of common stock held by the James R. Tolonen 1999 Grantor Retained Annuity, James R. Tolonen Trustee.

 (5) Based on Mr. Keller's Initial Statement of Beneficial Ownership of Securities filed on Form 3 and subsequent Statements of Changes in Beneficial Ownership filed on Form 4 with the Securities and Exchange Commission. Includes 20,000 shares of common stock held by the Shane M. Keller 1990 Trust, Kenneth H. Keller Trustee, and 20,000 shares of common stock held by the Samantha J. Keller 1991 Trust, Kenneth H. Keller Trustee.

 (6) Based on Mr. Boyce's Initial Statement of Beneficial Ownership of Securities filed on Form 3 and subsequent Statements of Changes in Beneficial Ownership filed on Form 4 with the Securities and Exchange Commission. 50,000 shares of common stock subject to Mr. Boyce's options vest and are exercisable in monthly increments beginning on October 23, 2000 and 150,000 shares of common stock subject to Mr. Boyce's options vest and are exercisable on October 18, 2000 with quarterly vesting thereafter.

 (7) Based on Ms. Murphy's Initial Statement of Beneficial Ownership of Securities filed on Form 3 and subsequent Statements of Changes in Beneficial Ownership filed on Form 4 with the Securities and Exchange Commission. Includes 15,000 shares of common stock held by C.J. Allan Murphy, as custodian for Charles James Murphy under UTMA, and 15,000 shares of common stock held by C.J. Allan Murphy, as custodian for Parker Elisabeth Murphy under UTMA.

 (8) Based on Ms. Crummett's Initial Statement of Beneficial Ownership of Securities filed on Form 3 and subsequent Statements of Changes in Beneficial Ownership filed on Form 4 with the Securities and Exchange Commission.

 (9) Based on Mr. LeFurgy's Initial Statement of Beneficial Ownership of Securities filed on Form 3 and subsequent Statements of Changes in Beneficial Ownership filed on Form 4 with the Securities and Exchange Commission. Includes 10,000 shares of common stock purchased under DB Alex Brown LLC Cust FBO Richard LeFurgy R-IRA DTD 02/11/99 5 Wordsworth Court Mill Valley, CA 94941.

(10) Based on Ms. Chock's Initial Statement of Beneficial Ownership of Securities filed on Form 3 with the Securities and Exchange Commission.

(11) Based on Mr. Reid's Initial Statement of Beneficial Ownership of Securities filed on Form 3 with the Securities and Exchange Commission.

                             STOCKHOLDER PROPOSALS

   Stockholder proposals for inclusion in our proxy statement and form of proxy relating to the Company's annual meeting of stockholders to be held in 2001 must be received by February 25, 2001. Stockholders wishing to bring a proposal before the annual meeting for 2001 (but not include it in our proxy materials) must provide written notice of such proposal to our Secretary at our principal executive offices no later than March 25, 2001.

                                 OTHER BUSINESS

   The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

   Whether or not you expect to attend the Meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope so that your shares will be represented at the Meeting.

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       OF
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               SNOWBALL.COM, INC.

   Snowball.com, Inc., a Delaware corporation (the "Corporation"), does hereby certify that the following amendment to the Corporation's Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law, with the approval of such amendment by the Corporation's stockholders:

   The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended to effect a one (1) for three (3) reverse split of all of the Corporation's issued common stock, par value $0.001 per share (the "Common Stock"), whereby, automatically upon the filing of this Amendment with the Secretary of State of the State of Delaware, each three (3) issued shares of Common Stock shall be changed into one (1) share of Common Stock, and, in that connection, to reduce the stated capital of the Corporation.

   In order to effectuate the amendment set forth above:

       (a) All of the Corporation's issued Common Stock, having a par value of $0.001 per share, is hereby changed into new Common Stock, having a par value of $0.001 per share, on the basis of one (1) new share of Common Stock for each three (3) shares of Common Stock issued as of the date of filing of the Amendment with the Secretary of State of the State of Delaware; provided, however, that no fractional shares of Common Stock shall be issued pursuant to such change. Each stockholder who would otherwise be entitled to a fractional share as a result of such change shall have only a right to receive, in lieu thereof, a whole new share of Common Stock at no additional cost;

       (b) The Corporation's 100,000,000 authorized shares of Common Stock, having a par value of $0.001 per share, shall not be changed;

       (c) The Corporation's 5,000,000 authorized shares of preferred stock, having a par value of $0.001 per share, shall not be changed; and

       (d) The Corporation's stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Amendment which, as a result of the reverse split provided for herein, are no longer issued shares of Common Stock.

   IN WITNESS WHEREOF, said corporation has caused this Certificate of
Amendment to be signed by its duly authorized officer this       day of March
  , 2001 and the foregoing facts stated herein are true and correct.

                                          Snowball.com, Inc.

                                          -------------------------------------
                                          Mark A. Jung
                                          Chief Executive Officer

                                  DETACH HERE


                                     PROXY

                               SNOWBALL.COM, INC.

                Special Meeting of Stockholders - March 5, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Mark Jung and James Tolonen, and each of them, as proxies of the undersigned, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote all the shares of stock of Snowball.com, Inc. which the undersigned is entitled to vote, as specified on the reverse side of this card, at the Special Meeting of Stockholders of Snowball.com, Inc. (the "Meeting") to be held on March 5, 2001 at 9:00 a.m., Pacific time, at the Marriott Courtyard, 1300 Veterans Boulevard, South San Francisco, California, and at any adjournment or postponement thereof.

     When this Proxy is properly executed, the shares to which this Proxy relates will be voted as specified and, if no specification is made, will be voted for the proposal, and this Proxy authorizes the above designated Proxies to vote in their discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

       [See reverse side] (Continued and to be signed on reverse side)

                                  DETACH HERE

[X] Please mark votes as in this example

     The Board of Directors recommends a vote FOR Proposal 1:

-------------------------------------------------------------------------------------------------
                                                             For           Against        Abstain
1.  To amend Snowball's Amended and Restated                [   ]           [   ]          [   ]
    Certificate of Incorporation to effect a
    reverse stock split of Snowball's issued and
    outstanding Common Stock,  $0.001 par value
    per share, whereby each three (3) shares of
    Common Stock issued as of the effective date
    of the reverse split will be converted into
    one (1) share of Common Stock, $0.001 par
    value per share, and in connection therewith
    to effect a proportionate reduction in
    Snowball's stated capital.
-------------------------------------------------------------------------------------------------

2.  To transact such other business as may
    properly come before the meeting and any adjournment or postponement thereof.

-------------------------------------------------------------------------------------------------

     Please sign exactly as your name(s) appear(s) on this Proxy.   If shares of
stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such
persons should sign this Proxy.   If shares of stock are held of record by a
corporation, this Proxy should be executed by the president or vice president
and the secretary or assistant secretary.   Executors, administrators or other
fiduciaries who execute this Proxy for a deceased stockholder should give their
full title.   Please date this Proxy.

[_] Mark here for address change and note below

Signature:____________________________________       Date: _________________

     Whether or not you plan to attend the Meeting in person, you are urged to complete, date, sign and promptly mail this Proxy in the enclosed return envelope so that your shares may be represented at the Meeting.